UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) April 6, 2005
                                                 (March 31, 2005)


                     MEDICAL MAKEOVER CORPORATION OF AMERICA
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             (Exact name of registrant as specified in its charter)

Delaware                           000-11596                    20-0799349
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(State or other            (Commission File Number)       (IRS Employer
jurisdiction of incorporation)                               Identification No.)

500 Australian Avenue South, Suite 619, West Palm Beach, Florida        33401
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 (Address of principal executive offices)                            (Zip Code)

Registrant's telephone number, including area code (561) 651-4146


                                      N/A
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                      (Former name or former address, if changed since last
report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

     On March 31, 2005, Medical Makeover Corporation of America, Inc., a Delaware corporation (the "Company"), Aventura Makeover Corporation, a Florida corporation, a wholly-owned subsidiary of the Company ("Aventura") and the two
(2) shareholders of R&I Salon, Inc., a Florida corporation ("R&I") each entered into separate Share Exchange Agreements (the "Share Exchange Agreement"). Pursuant to the Share Exchange Agreement, Aventura acquired 100 shares of common stock of R&I, representing 100% of the issued and outstanding shares of common stock of R&I, with R&I surviving as a wholly-owned subsidiary of Aventura (the "Acquisition").

     Pursuant to the Acquisition, Aventura acquired all of the outstanding capital stock of R&I in exchange for (i) $50,000 in shares of the Company's restricted common stock, par value $0.001 per share (the "Common Stock") to be calculated at the average closing price of the Company's common stock the five
(5) trading days immediately preceding the award date described in the Share Exchange Agreement plus twenty-five thousand dollars ($25,000) paid upon the satisfactory completion of the SEC required Audit; and (ii) 1,000,000 shares of Common Stock issued upon the completion of the SEC required audit of R&I, a cash payment of one hundred thousand dollars ($100,000), the assumption of verifiable, R&I related existing business credit card debt not to exceed $35,000 and additional shares of Common Stock issued one year from the closing of the Share Exchange at the average closing price for the five (5) trading days immediately prior to the award date of this Common Stock equal to $25,000. As a result, R&I's former stockholders became stockholders of the Company.

     Ronnie Cohen ("Mr. Cohen"), R&I's former stockholder, entered into an employment agreement (the "Employment Agreement") with Aventura on March 31, 2005. Pursuant to the Employment Agreement, Mr. Cohen will be employed as the Manager to perform managerial and service-related functions of Aventura upon the closing of the Acquisition. The current term of the Employment Agreement expires April 1, 2007 provided, however, that the Employment Agreement shall be automatically renewed on a year-to-year basis thereafter unless terminated by either party on at least 30 days prior written notice during any given year, unless sooner terminated as provided therein. Mr. Cohen shall be compensated a percentage of Aventura's gross receipts for certain services rendered and products sold as well as $500.00 per week salary. Mr. Cohen shall receive a car allowance, a cell phone allowance and is entitled to participate in the Company's bonus program which will be dependent upon the achievement of certain milestones. In addition, upon the termination of the Employment Agreement for any reason other than for Cause (each, a "Triggering Event"), Mr. Cohen may deliver, within 60 days of any Triggering Event, notice of his intent to return the Company's shares that he and Ilan Broides had been issued in connection with the Share Exchange Agreement for all the issued and outstanding shares of R&I, which shares shall be released from escrow upon receipt by the escrow agent of the Company's Stock. Mr. Cohen may not terminate the Employment Agreement and cause a Triggering Event within the first two years unless Aventura breached the Employment Agreement and such breach continues after 20 days notice to Aventura of such breach.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     (a) Effective on March 31, 2005, John Moore was appointed to serve as the Vice President and Chief Operating Officer of Medical Makeover Corporation of America (the "Company"). The Company intends to enter into an employment agreement with Mr. Moore in the near future. See 5.02(c) of this report on Form 8-K.

     (b) See 5.02(c) of this report on Form 8-K.

     (c) The following persons became the executive officers and directors of the Company on February 7, 2005. Prior to the appointment, such persons had no relationship with the Company.

Name             Age  Position
--------------- ----  ---------------------------------
John Moore       53   Vice President and Chief Operating Officer


     John Moore is the Vice-President and Chief Operating Officer of Medical Makeover Corporation of America. After receiving his degree from McNeese State University, Mr. Moore pursued a diverse business career including accepting the position of Chief Operating Officer of the company responsible for operating the spas, salons and fitness centers at Walt Disney World in March of 1998. In March 2001, Mr. Moore left this position to open his own company and acquired 2 spas, which he later sold. He also operated a spa consulting company advising new and existing spas in all aspects of spa operation. In addition to his spa and consulting business in 2001 he accepted a position with an international skin care company to develop their Southeast and Caribbean territory. In 2004, he became the United States distributor for another international skin care company and in addition to his other duties developed a national product distribution in the exclusive spas.


Item 9.01    Financial Statements and Exhibits

     (a) Financial Statements of Business Acquired The required financial statements of the business acquired will be filed by amendment to this Current Report on Form 8-K no later than 71 calendar days after the date on which this Current Report on Form 8-K is due.

     (b) Pro Forma Financial Information

     The required pro forma financial information will be filed by amendment to this Current Report on Form 8-K no later than 71 calendar days after the date on which this Current Report on Form 8-K is due.

     (c) Exhibits

Exhibit 2.4 Share Exchange Agreement, dated March 31, 2005, by and among the Company, Aventura and R&I and the shareholders of R&I.**

Exhibit 10.2   Employment Agreement between Aventura and Mr. Cohen**
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 *  Filed herewith
**  To be filed with the Form 8-KA


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                     MEDICAL MAKEOVER CORPORATION OF AMERICA


April 6, 2005               By:  /s/ Randy Baker
                                -----------------------------
                          Name: Randy Baker
                         Title: Chief Executive Officer